SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                        Date of Report: January 25, 2008





                              GS ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             33-0895699
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION


On January 25, 2008, a financing was completed that resulted in GS Energy Corporation becoming the guarantor of the debts of several of its affiliates. The beneficiary of the guarantees was YA Global Investments, LP ("YAGI"), which committed to extend credit to those affiliates. GS Energy issued the guarantees because it expects to be the beneficiary of the projects being funded through that credit.

     i.   GS COES (Yorkville I) Financing

GS Energy guaranteed the obligations of GS COES (Yorkville I), LLC, a subsidiary of GS CleanTech, under the terms of a Credit Agreement with YAGI that was closed on January 25, 2008. The Credit Agreement will make up to $10 million available to GS COES (Yorkville I) for the purpose of constructing and installing corn oil extraction systems that have been ordered by several ethanol manufacturers. Amounts advanced by YAGI to GS COES (Yorkville I) LLC (the "Loans") will be repayable on the following terms:

     -    All Loans must be repaid on or prior to August 31, 2009.

     - Commencing on July 1, 2008, GS COES must pay to YAGI on account of the principal amount of the Loans an amount equal to the greater of (a) $100,000 and (b) 30% of its EBITDA for the month.

     -    GS COES may prepay the Loans without penalty.

GS COES (Yorkville I) is also required to pay to YAGI:

     -    Interest on the Loans at a rate of 20% per annum.

     - A fee equal to $.10 per gallon of corn oil extracted at the GS COES (Yorkville I) installations until the later of (a) the date on which the Credit Agreement is terminated or (b) the date on which YAGI has received the fee with respect to 20 million gallons.

     ii.  Convertible Debentures

GS Energy also guaranteed the obligations of several affiliates arising under debentures they issued to YAGI (the "Debentures"). The following table shows the current status of the convertible debentures issued by the affiliates to YAGI.

------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
Creditor            Original Issuance Date    Original           Current          Accrued and      Principal Amount
                                              Principal Balance  Principal        unpaid Interest  of Amended and
                                                                 Balance                           Restated
                                                                                                   Debentures
----------------------------------------------------------------------------------------------------------------------
GS CleanTech Corporation (parent of GS Energy)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $1,900,000         $1,900,000       $184,986         $2,084,986
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    April 13, 2006            $4,400,000         $2,400,000       $389,277         $2,789,277
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 27, 2007         $1,125,000         $1,125,000       $99,062          $1,224,062
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    March 31, 2004            $2,190,410         $712,510         $120,453         $832,963
----------------------------------------------------------------------------------------------------------------------
GS AgriFuels Corporation (subsidiary of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June , 2006               $5,500,000         $5,500,000       $863,425         N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    October, 2006             $13,000,000        $13,000,000      $1,524,384       N.A.
----------------------------------------------------------------------------------------------------------------------
GS EnviroServices, Inc. (affiliate of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    January 11, 2008                                                               $2,000,000
----------------------------------------------------------------------------------------------------------------------
GreenShift Corporation (previously parent of GS Energy)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    October 12, 2005          $1,475,000         $262,500         $258             N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $3,050,369         $1,150,369       $41,287          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June 26, 2007             $575,000           $575,000         $35,231          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------

Payment of all obligations with respect to the Loans and the Debentures has also been guaranteed by GS CleanTech, by its Chairman, Kevin Kreisler, by his holding company, Viridis Capital, LLC, and by all of the other subsidiaries of GS CleanTech. The Loans and Debentures are also guaranteed up to $1.5 million by GS EnviroServices, Inc., an affiliate of GS CleanTech. GS COES (Yorkville I) LLC and each guarantor has pledged all of its assets to secure repayment of the Loans and the Debentures.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

     10-a Credit  Agreement dated January 11, 2008 between GS COES (Yorkville I)
          LLC and YA Global Investments, LP

     10-b Global Guaranty Agreement dated January 11, 2008 among Viridis Capital
          LLC, Kevin Kreisler, GreenShift Corporation, GS AgriFuels Corporation, GS CleanTech Corporation, each of their subsidiaries, and YA Global Investments, LP.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 29, 2008                    GS ENERGY CORPORATION


                                            By: /s/ Kevin Kreisler
                                                -------------------------------
                                                    Kevin Kreisler, Chairman